EXHIBIT 10.26BF

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SEVENTIETH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Seventieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the Agreement, CSG provides and Customer consumes [***** ******* ***** **** (“****”) ********]; and

WHEREAS, pursuant to Schedule [*, “****,” Section *, “*** ********,” Section *, “**********,” subsection *, “****** ************** ********,” subsection *, “*** ***** ******* ***** ****,” of the Agreement, CSG provides up to *** ******* ****** ***** (***) ******* ********** *********** ******* ***** to Customer in support of **** ******** as more particularly described in that certain ***** ***** Amendment to the Agreement, executed by the parties to be effective as of ****** *, **** (CSG document no. *****) (the “****] Amendment”); and

WHEREAS, CSG and Customer acknowledge and agree Customer has requested and CSG has agreed to implement further additional and updated [**** "*****]" to be set forth in certain various Statements of Work to be executed by the parties; and

WHEREAS, Customer requests and CSG agrees to provide support for such additional and updated [**** ***** and the parties acknowledge and agree such support will be in ****** of the ******* ********** *********** ******* ***** provided for in the ****] Amendment; and

WHEREAS, Customer requests and CSG agrees to amend Schedule [*, “****,” Section *, “*** ********,” Section *, “**********,” subsection *, “****** ************** ********,” subsection *, “*** ***** ******* ***** ****,” of the Agreement to provide for additional ********** *********** support for the further additional and updated **** *****] that will be implemented as set forth in the specific, identified Statements of Work to be executed by and between the parties.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below).

1.
The parties agree to amend the [**** from **** ** **** relating to additional ********** *********** ******* for the ***** ******* ***** **** (“****”) ******** provided by CSG to Customer and documented in various Statements of Work to be agreed upon and executed by the parties to implement and deploy further additional and updated **** ***** (the “**** *****]”).

2. Customer and CSG mutually agree Customer has requested and CSG has agreed to provide an additional [**** ****, commonly known as “**** ***** ***** **************]” to be implemented and deployed pursuant to that certain Statement of Work to be agreed upon and executed by CSG and Customer (CSG document no. [*****) (the “**** ***** ***** ************** SOW”) and, further, acknowledge and agree that such **** ***** ***** ************** **** **** will include up to **** (*) ***** per ***** of additional ******* ********** *********** ******* ***** upon completion of ************** and ********** of the **** ***** ***** ************** **** ****] SOW.

3. Customer and CSG mutually agree Customer has requested and CSG has agreed to provide an additional [**** ****, commonly known as “*** ********** *******]” to be implemented and deployed pursuant to that certain Statement of Work to be agreed upon and executed by CSG and Customer (CSG document no. [*****) (the “********** ******* **** ****] SOW”) and, further, acknowledge and agree that such [********** ******* **** **** will include up to **** (*) ***** per ***** of additional ******* ********** *********** ******* ***** upon completion of ************** and ********** of the ********** ******* **** ****] SOW.

4. As a result, to provide for per month additional [******* ********** *********** ******* *****, Schedule *, “****,” Section *, “*** ********,” Section *, “**********,” Subsection *, “****** ************** ********,” Subsection *, “*** ***** ******* ***** **** (“****”), including *****] thereto, shall be deleted in its entirety and replaced as follows:

X. [****** ************** ********]

G. [*** ***** ******* ***** **** (“****]”)

Description of Item/Unit of Measure	Frequency	Fee
1. [**** ********** **************] Fees	[*** ****]	[*****]
2. [********* *******] Fees
a. [********** *********** ******* Fees **** *****] (Note *)	[*******]	[***,***.**]
b. [******* ******] Fees (Note *)	[*******]	[***,***.**]

Note 1: [********** support will be limited to ***** ******* ****** (***) ***** per ***** (the “******* ********** *********** ******* *****”). ******* ********** ******* Fees covers ****-********** support, including ********* ********** *********, ********* ******** ******** ********, , and **** ******** *******. ********** *********** ******* also includes, but is not limited to, modifying **** to ******* **** ******* other than ****®, including changes to **** required by use of *** ********, *********, ********, or *********** ************* *******. ******* ********** *********** ******* ***** for **** ********] for additional and updated **** ***** requested by Customer from [**** ** ****] and implemented pursuant to separate, mutually agreed upon and executed Statements of Work will result in additional [********** *********** ******* *****] and will documented in further amendments to this Agreement that will reflect the additional [********** ******* ***** in the ********** *********** ******* ****]. For purposes of clarification, [********** *********** ******* Fees in the fee table above will commence as of ******* *, ****].

Note 2: Includes [***** (*) ******* ******* and *** (*) ********* ******** *******].

Signature page follows

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Scott Ortiz	By:	/s/ Rasmani Bhattacharya
Name:	Scott Ortiz	Name:	Rasmani Bhattacharya
Title:	Vice President Billing Design	Title:	EVP and General Counsel
Date:	Nov 9, 2022	Date:	Nov 8, 2022